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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K


                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 3, 2000






                          NEWFIELD EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                     1-12534             72-1133047
   (State or other jurisdiction      (Commission file     (I.R.S. employer
 of incorporation or organization)       number)       identification number)


  363 N. Sam Houston Parkway E.
           Suite 2020
         Houston, Texas                                         77060
(Address of principal executive offices)                      (Zip code)


      Registrant's telephone number, including area code: (281) 847-6000


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Item 5.  Other Events

REVISED TABLES FOR NATURAL GAS AND CRUDE OIL HEDGE VOLUMES AS OF
DECEMBER 31, 1999

During December 1999, the Company closed substantially all of it natural gas hedge position for 2000. This activity was directed by the Company's natural gas hedge program. The following table sets forth the natural gas hedge position of the Company as of December 31, 1999. Including the value of premiums received offsetting premiums paid, together with settlement of the January 2000 position, the Company has a gain of $182,075 for 2000.


NATURAL GAS
                                           Swaps                           Collars                        Floor Contracts
                                --------------------------  -----------------------------------   -----------------------------
                                              Weighted                           NYMEX                              Weighted
                                               Average                       Contract Price                          Average
                                                NYMEX                          per MMBtu                              NYMEX
                                Volume in  Contract Price   Volume in    ---------------------    Volume in      Contract Price
           Period                MMMBtus      per MMBtu      MMMBtus      Floors      Ceilings     MMMBtus          per MMBtu
------------------------------- ---------- ---------------  ---------    -------      --------    ----------     --------------
January 2000 ..................    750         $2.74          250          $2.82         $3.25       100              $2.63


The Company continues to monitor the crude oil market and has recently added to its crude oil hedge position. As a result, the following table sets for the crude oil hedge position of the Company as of December 31, 1999.


OIL
                                           Swaps                           Collars                        Floor Contracts
                                -------------------------   ----------------------------------    -----------------------------
                                              Weighted                           NYMEX                              Weighted
                                               Average                       Contract Price                          Average
                                                NYMEX                           per Bbl                               NYMEX
                                Volume in  Contract Price   Volume in    ---------------------    Volume in      Contract Price
           Period                  Bbls       per Bbl          Bbls       Floors      Ceilings       Bbls            per Bbl
------------------------------- ---------- --------------   ---------    -------      --------    ----------     --------------
January 2000 - March 2000 .....  455,000      $21.63        182,000   $18.28-$19.50 $20.10-$21.00   91,000           $19.32
April 2000 - June 2000 ........  455,000      $21.70        182,000   $18.28-$19.50 $20.10-$21.00     ---              ---
July 2000 - September 2000 ....  460,000      $21.70         92,000          $18.28        $21.00     ---              ---
October 2000 - December 2000 ..  460,000      $21.70          ---          ---           ---          ---              ---
January 2001 - March 2001 .....  180,000      $21.25          ---          ---           ---          ---              ---

For more information about the Company's hedging activities and associated risks, see "Hedging" in Management's Discussion and Analysis in the Company's 3rd Quarter 1999 10-Q.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                          NEWFIELD EXPLORATION COMPANY




Date: January 3, 2000            By:  /s/    Terry W. Rathert

                                      Terry W. Rathert
                                      Vice President-Planning and
                                      Administration and Secretary
                                      (Authorized Officer and Principal
                                       Financial Officer)